UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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   Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

PROVECTUS PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

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(4)	Date filed:

7327 Oak Ridge Highway Knoxville, TN 37931 phone 866/594-5999 fax 866/998-0005

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders of Provectus Pharmaceuticals, Inc., which will be held on Thursday, January 7, 2010 at 3:30 p.m. Eastern Time at the offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC located at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee 37919.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting. There will be an opportunity for discussions concerning Provectus Pharmaceuticals and its activities.

Regardless of whether you plan to attend the Special Meeting in person, please complete, sign and date the enclosed proxy card and return it promptly in the accompanying postage-paid envelope. I look forward to personally meeting all stockholders who are able to attend.

                                                                                                                             /s/Peter R. Culpepper
             Peter R. Culpepper
                                                 Chief Financial Officer and Secretary

YOUR VOTE IS IMPORTANT

TO ENSURE THAT YOU ARE REPRESENTED AT THE SPECIAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING OF STOCKHOLDERS IN PERSON. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

7327 Oak Ridge Highway Knoxville, TN 37931 phone 866/594-5999 fax 866/998-0005

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Provectus Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that, pursuant to a call of the Board of Directors, a special meeting of the stockholders of Provectus Pharmaceuticals, Inc. will be held on Thursday, January 7, 2010 at 3:30 p.m. Eastern Time at the offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC located at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee 37919. The Special Meeting of Stockholders is being held for the following purpose:

PROPOSAL TO APPROVE AND ADOPT AMENDMENT TO RESTATED ARTICLES OF INCORPORATION. To approve and adopt an amendment to our Restated Articles of Incorporation to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 100,000,000 to 150,000,000 shares.

Stockholders also will transact any other business that properly comes before the special meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO RESTATED ARTICLES OF INCORPORATION.

Only stockholders of record as of the close of business on November 13, 2009 will be entitled to notice of and to vote at the Special Meeting of Stockholders and any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders To Be Held on January 7, 2010. The Proxy Statement is available at http://www.pvct.com/annual_reports.html.

                             By order of the Board of Directors,

                                                                                                                                              /s/Peter R. Culpepper
                             Peter R. Culpepper
                             Secretary

December [ ], 2009

Knoxville, Tennessee

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING...........................................................................................................................................................................................	2
What is the purpose of the Special Meeting?...	2
Who is entitled to vote?...	2
Am I entitled to vote if my shares are held in "street name"?.....................................................................................................................................................................................................	2
What constitutes a quorum?...	2
What happens if a quorum is not present at the meeting?...	2
How do I vote?...	2
Can I change my vote after I return my proxy card?...	3
What are the Board's recommendations?...	3
What happens if I do not specify how my shares are to be voted?...........................................................................................................................................................................................	3
Will any other business be conducted at the Special Meeting?.................................................................................................................................................................................................	3
What vote is required to approve each item?...	3
How will Abstentions and Broker Non-Votes be Treated?...	3
PROPOSAL TO APPROVE AND ADOPT AMENDMENT TO RESTATED ARTICLES OF INCORPORATION...	4
Description of the Amendment...	4
Background...	4
Reasons for the Proposed Amendment ...	4
Possible Anti-Takeover Effects of the Amendment...	5
No Preemptive Rights...	5
Vote Required...	5
STOCK OWNERSHIP ...	6
Directors, Executive Officers, and Other Stockholders ...	6
OTHER MATTERS ...	8
ADDITIONAL INFORMATION ...	8
Solicitation of Proxies ...	8
Mailing Address of Principal Executive Office ...	8
Stockholder Proposals for Including in Proxy Statement for 2010 Annual Meeting of Stockholders ................................................................................................................................	8
Other Stockholder Proposals for Presentation at 2010 Annual Meeting of Stockholders ....................................................................................................................................................	8

Preliminary Copy - Subject to Completion

7327 Oak Ridge Highway Knoxville, TN 37931 phone 865/769-4011 fax 865/769-4013

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 7, 2010

We are delivering these proxy materials to solicit proxies on behalf of the Board of Directors of Provectus Pharmaceuticals, Inc., for the Special Meeting of Stockholders and any adjournment thereof. The Special Meeting will be held on Thursday, January 7, 2010, beginning at 3:30 p.m. Eastern Time, at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee.

At the meeting, our stockholders will vote on a proposal to approve and adopt an amendment to our Restated Articles of Incorporation to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 100,000,000 to 150,000,000 shares. The proposal is set forth in the accompanying Notice of Special Meeting of Stockholders and is described in more detail in this Proxy Statement. Stockholders also will transact any other business, not known or determined at the time of this proxy solicitation, that properly comes before the Special Meeting, although our Board of Directors knows of no such other business to be presented.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO RESTATED ARTICLES OF INCORPORATION.

When you submit your proxy by executing and returning the enclosed proxy card, you will authorize the proxy holders – Peter R. Culpepper and Linda M. Crouch-McCreadie – to vote as proxy all your shares of our common stock and otherwise to act on your behalf at the Special Meeting and any adjournment thereof, in accordance with the instructions set forth therein. These persons also will have discretionary authority to vote your shares on any other business that properly comes before the meeting. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournment of the meeting.

This proxy statement, together with a form of proxy, is first being sent or given to our stockholders on December [ ], 2009.

YOUR VOTE IS IMPORTANT

TO ENSURE THAT YOU ARE REPRESENTED AT THE SPECIAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING OF STOCKHOLDERS IN PERSON. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the following matter:

PROPOSAL TO APPROVE AND ADOPT AMENDMENT TO RESTATED ARTICLES OF INCORPORATION. To approve and adopt an amendment to our Restated Articles of Incorporation to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 100,000,000 to 150,000,000 shares.

In addition, stockholders also will transact any other business that properly comes before the Special Meeting, and there will be an opportunity for discussions concerning Provectus Pharmaceuticals, Inc. and its activities.

Who is entitled to vote?

Only stockholders of record at the close of business on November 13, 2009, the record date for the Special Meeting, are entitled to receive notice of the Special Meeting and to vote the shares of our common stock that they held on that date at the Special Meeting. Each outstanding share of our common stock entitles its holder to cast one vote on each matter to be voted on at the Special Meeting.

Am I entitled to vote if my shares are held in “street name”?

If you are the beneficial owner of shares held in “street name” by a brokerage firm, bank, or other nominee, such entity, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, it will nevertheless be entitled to vote your shares on “discretionary” items but will not be permitted to do so on “non-discretionary” items. The proposal to approve and adopt an amendment to our Restated Articles of Incorporation is a discretionary item on which your nominee will be entitled to vote your shares even in the absence of instructions from you.

What constitutes a quorum?

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum. As of the record date, there were 66,082,725 outstanding shares of our common stock. Shares held by stockholders present at the Special Meeting who elect to abstain from voting nonetheless will be included in the calculation of the number of shares considered present at the Special Meeting.

What happens if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the meeting, the holders of a majority of the shares present in person or represented by proxy at the meeting may adjourn the meeting to another place, date, or time until a quorum is present. The place, date, and time of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given unless the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, the proxy holders named on the proxy card will vote your shares as you direct. If you are a registered stockholder and attend the Special Meeting, you may deliver your completed proxy card or vote in person at the Special Meeting. If you hold your shares in a brokerage account or in “street name” and you wish to vote at the Special Meeting, you will need to obtain a proxy from the broker or other nominee who holds your shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary either a notice of revocation or a duly executed proxy card bearing a later date. If you are a “street name” stockholder, you must contact your broker or other nominee and follow its instructions if you wish to change your vote. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and so request, although your attendance at the Special Meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Our Board of Directors recommends that you vote “FOR” the proposal to approve and adopt an amendment to our Restated Articles of Incorporation to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 100,000,000 to 150,000,000 shares.

What happens if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted “FOR” the proposal.

Will any other business be conducted at the Special Meeting?

As of the date hereof, our Board of Directors knows of no business that will be presented at the meeting other than the proposal described in this Proxy Statement.  If any other business is properly brought before the Special Meeting, the proxy holders will vote your shares in accordance with their best judgment.

What vote is required to approve each item?

The approval of the proposal to amend our Restated Articles of Incorporation requires the affirmative vote of stockholders who hold a majority of shares of our common stock entitled to vote.

How will Abstentions and Broker Non-Votes be Treated?

Abstentions will have the same effect as a negative vote for both proposals.  Broker non-votes occur when a brokerage firm, bank, or other nominee does not vote shares that it holds in “street name” on behalf of the beneficial owner because the beneficial owner has not provided voting instructions to the nominee with respect to a non-discretionary item.  The proposal to approve and adopt an amendment to our Restated Articles of Incorporation is a discretionary item on which your nominee will be entitled to vote your shares even in the absence of instructions from you.

PROPOSAL TO APPROVE AND ADOPT

AMENDMENT TO RESTATED ARTICLES OF INCORPORATION

Description of the Amendment

Our Board of Directors has unanimously adopted a resolution to amend our Restated Articles of Incorporation to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 100,000,000 to 150,000,000 shares and has directed that the proposed amendment be submitted to our stockholders for their approval and adoption. The amendment will not change the number of shares of preferred stock that are authorized, and the total authorized shares will be increased from 125,000,000 to 175,000,000.  The amendment will replace Section 5 of our current Restated Articles of Incorporation with the following language:

The total number of shares which the Corporation shall have authority to issue is One Hundred Seventy-Five Million (175,000,000) shares of stock, of which One Hundred Fifty Million (150,000,000) shares shall be designated as common shares, par value $.001 per share (“Common Shares”), and Twenty-Five Million (25,000,000) shares shall be designated as preferred shares, par value $.001 per share (“Preferred Shares”).

Our Board of Directors unanimously recommends that stockholders vote “FOR” the proposal to approve and adopt an amendment to our Restated Articles of Incorporation.

Background

We may issue our shares of capital stock to the extent such shares have been authorized under our Restated Articles of Incorporation.  Our Restated Articles of Incorporation currently authorize us to issue up to 100,000,000 shares of common stock, par value $.001 per share, and 25,000,000 shares of preferred stock, par value $.001 per share. As of November 13. 2009, 66,082,725 shares of our common stock were issued and outstanding.  In addition:

•	as of September 30, 2009, 21,114,703 shares of our common stock were reserved for issuance pursuant to warrants to purchase our common stock; and

•	as of September 30, 2009, 8,722,177 shares of our common stock were reserved for issuance pursuant to options to purchase our common stock.

No shares of our common stock are held as treasury stock, and no shares of preferred stock have been issued.

Reasons for the Proposed Amendment

The total of shares of our common stock (i) issued and outstanding, (ii) reserved for issuance pursuant to warrants to purchase our common stock and (iii) reserved for issuance pursuant to options to purchase our common stock granted under our 2002 Stock Plan, as amended, is 95,919,605. As a result, we have only 4,080,395 unreserved shares of our common stock available for issuance.

Our Board of Directors believes that this amount is insufficient for our future financing needs because it is likely that the sale of shares of our common stock will be the principal means by which we will raise additional capital until such time as we are able to generate earnings sufficient to finance our operations. Shares of our common stock may be used for various purposes without further stockholder approval. These purposes may include: raising capital, providing equity incentives to employees, directors and consultants, establishing strategic relationships with other companies, the acquisition of any business, assets or technology, and other purposes.  The proposed amendment will not increase the number of share of our common stock available for future awards granted pursuant to our Amended and Restated 2002 Stock Plan, as amended, which at November 13, 2009, was 100,000 shares of our common stock.  Although our Board of Directors has no current plan, arrangement or commitment to issue additional shares of our common stock, our Board of Directors believes that it is in the best interest of us and our stockholders to have a sufficient number of authorized but unissued shares of our common stock available for issuance in the future for such purposes.

Possible Anti-Takeover Effects of the Amendment

The proposed amendment to our Restated Articles of Incorporation is not being recommended in response to any specific effort of which our Board of Directors is aware to obtain control of the Company, and our Board of Directors does not intend or view the proposed increase in authorized common stock as an anti-takeover measure. However, the ability of our Board of Directors to authorize the issuance of the additional shares of our common stock that would be available if the proposed amendment is approved and adopted could have the effect of discouraging or preventing a hostile takeover.

No Preemptive Rights

Under Chapter 78 of the Nevada Revised Statutes and our Restated Articles of Incorporation, the holders of our common stock do not have preemptive rights to acquire unissued shares of our common stock.

Vote Required

The approval and adoption of the amendment to our Restated Articles of Incorporation requires the affirmative vote of stockholders who hold a majority of shares of our common stock entitled to vote thereon.  If the amendment is approved and adopted, it will become effective upon filing a Certificate of Amendment with the Nevada Secretary of State. After filing the Certificate of Amendment, the additional shares of our common stock may be issued from time to time by action of our Board of Directors on such terms and for such purposes as our Board of Directors may consider appropriate.  In the event that the proposed amendment is not approved and adopted by our stockholders at the Special Meeting, the current Restated Articles of Incorporation will remain in effect.

STOCK OWNERSHIP

Directors, Executive Officers, and Other Stockholders

The following table provides information about the beneficial ownership of our common stock as of September 30, 2009, by each of our directors and executive officers, all officers and directors as a group, and each person whom we believe beneficially owns more than 5% of our outstanding common stock.

Name and Address(1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Class(3)

Directors and Executive Officers:
H. Craig Dees	3,847,859	(4)	5.7%
Timothy C. Scott	3,805,966	(5)	5.7%
Eric A. Wachter	4,455,685	(6)	6.7%
Peter R. Culpepper	2,175,000	(7)	3.3%
Stuart Fuchs	1,146,418	(8)	1.8%
Kelly M. McMasters	110,000	(9)	0.2%
All directors and executive officers as a group (6 persons)	15,540,928	(10)	21.1%

Other Stockholders:
Dr. Donald E. Adams 370 Crestmont Drive San Luis Obispo, CA 93401	3,588,061	(11)	5.5%

Joan K. Adams 370 Crestmont Drive San Luis Obispo, CA 93401	3,588,062	(12)	5.5%

Gryffindor Capital Partners I, L.L.C. 150 North Wacker Drive, Suite 800 Chicago, IL 60606	5,326,459	(13)	7.8%

(1)	If no address is given, the named individual is an officer or director of Provectus Pharmaceuticals, Inc., whose business address is 7327 Oak Ridge Highway, Knoxville, TN 37931.

(2)
Shares of our common stock that a person has the right to acquire within 60 days of September 30, 2009 are deemed outstanding for computing the percentage ownership of the person having the right to acquire such shares, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by a note, each stockholder listed in the table has sole voting and investment power as to the shares owned by that person.

(3)	As of September 30, 2009, there were 64,909,452 shares of our common stock issued and outstanding.

(4)
Dr. Dees’ beneficial ownership includes 536 shares held by Dees Family Foundation, an entity established for the benefit of Dr. Dees’ family, and 2,393,750 shares subject to options which are exercisable within 60 days.

(5)
Dr. Scott’s beneficial ownership includes 55,996 shares held by Scott Family Investment Limited Partnership, a limited partnership established for the benefit of Dr. Scott’s family, and 2,450,000 shares subject to options which are exercisable within 60 days.

(6)	Dr. Wachter’s beneficial ownership includes 4,867 shares held by the Eric A. Wachter 1998 Charitable Remainder Unitrust and 1,788,803 shares subject to options which are exercisable within 60 days.

(7)	Mr. Culpepper’s beneficial ownership includes 1,589,624 shares subject to options which are exercisable within 60 days.

(8)
Mr. Fuchs’ beneficial ownership includes 226,459 shares held by SFF Limited Partnership, a limited partnership of which Mr. Fuchs is the general partner; 348,499 shares in an IRA of Mr. Fuchs; 250,000 shares subject to options which are exercisable within 60 days and 226,460 shares held by Gryffindor Capital Partners I, L.L.C., a Delaware limited liability company of which Mr. Fuchs is the managing principal (“Gryffindor”).

(9)
Dr. McMasters’ beneficial ownership includes 100,000 shares subject to options which are exercisable within 60 days. Dr. McMasters’ beneficial ownership also includes 10,000 shares of our common stock underlying warrants.

(10)	Includes 8,532,177 shares subject to options which are exercisable within 60 days.

(11)	Dr. Adams’ beneficial ownership includes 2,763,061 shares directly held. Dr. Adams’ beneficial ownership also includes 825,000 shares of our common stock underlying warrants.

(12)	Ms. Adams’ beneficial ownership includes 2,763,062 shares directly held. Ms. Adams’ beneficial ownership also includes 825,000 shares of our common stock underlying warrants.

(13)	Gryffindor’s beneficial ownership includes 1,559,793 shares directly held. Gryffindor’s beneficial ownership also includes 3,766,666 shares of our common stock underlying warrants.

OTHER MATTERS

As of the date hereof, our Board of Directors knows of no business that will be presented at the meeting other than the proposals described in this Proxy Statement. If any other proposal properly comes before the stockholders for a vote at the meeting, the proxy holders will vote the shares of our common stock represented by proxies that are submitted to us in accordance with their best judgment.

ADDITIONAL INFORMATION

Solicitation of Proxies

We will solicit proxies on behalf of our Board of Directors by mail, telephone, facsimile, or other electronic means or in person. We have not retained any third parties to assist in soliciting proxies. We will pay the proxy solicitation costs. We will supply copies of the proxy solicitation materials to brokerage firms, banks, and other nominees for the purpose of soliciting proxies from the beneficial owners of the shares of our common stock held of record by such nominees. We request that such brokerage firms, banks, and other nominees forward the proxy solicitation materials to the beneficial owners, and we will reimburse them for their reasonable expenses.

Mailing Address of Principal Executive Office

The mailing address of our principal executive office is Provectus Pharmaceuticals, Inc., 7327 Oak Ridge Highway, Knoxville, Tennessee 37931.

Stockholder Proposals for Including in Proxy Statement for 2010 Annual Meeting of Stockholders

To be considered for inclusion in our proxy statement for the 2010 Annual Meeting of Stockholders, a stockholder proposal must be received by us no later than the close of business on December 31, 2009. Stockholder proposals must be sent to Secretary, Provectus Pharmaceuticals, Inc., 7327 Oak Ridge Highway, Knoxville, Tennessee 37931. We will not be required to include in our proxy statement any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC’s proxy rules and Nevada corporate law.

Other Stockholder Proposals for Presentation at 2010 Annual Meeting of Stockholders

For any proposal that is not submitted for inclusion in our proxy statement for the 2010 Annual Meeting of Stockholders, but is instead sought to be presented directly at the meeting, the SEC’s rules permit management to vote proxies in its discretion if: (i) we receive notice of the proposal before the close of business on March 16, 2010, and advise stockholders in the proxy statement about the nature of the matter and how management intends to vote on such matter; or (ii) we do not receive notice of the proposal prior to the close of business on March 16, 2010. Notices of intention to present proposals at the 2010 Annual Meeting of Stockholders should be sent to Secretary, Provectus Pharmaceuticals, Inc., 7327 Oak Ridge Highway, Knoxville, Tennessee 37931.

Knoxville, Tennessee December [ ], 2009	By Order of the Board of Directors /S/Peter R. Culpepper Peter R. Culpepper Secretary

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 7, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        A Special Meeting of Stockholders of Provectus Pharmaceuticals, Inc., a Nevada corporation (the “Company”), will be held at the offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, the Company’s counsel, located at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee 37919, on Thursday, January 7, 2010, beginning at 3:30 p.m. Eastern time.  The undersigned hereby acknowledges receipt of the combined Notice of Special Meeting of Stockholders and Proxy Statement dated December [ ], 2009, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the stockholders at the meeting.

The undersigned hereby appoints Peter R. Culpepper and Linda M. Crouch-McCreadie, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any adjournment thereof.

The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof. If no instruction is given, this proxy will be voted “FOR” the proposal to approve and adopt an amendment to our Restated Articles of Incorporation.

(continued on reverse side)
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7327 Oak Ridge Highway Knoxville, TN 37931 phone 865/769-4011 fax 865/769-4013
December [ ], 2009
Dear Stockholder:

It is a great pleasure to have this opportunity to provide you the Proxy Statement for our Special Meeting of Stockholders.  The Proxy Statement provides you with information relating to the business to be conducted at the Special Meeting on January 7, 2010.

YOUR VOTE IS IMPORTANT!

You can vote by completing, signing, dating, and returning your proxy card in the accompanying envelope.

Thank you for your continued interest in, and ownership of, Provectus Pharmaceuticals, Inc.

Sincerely,

By:	/s/ H. Craig Dees
H. Craig Dees, Ph.D.
Chief Executive Officer

This proxy is solicited on behalf of the Board of Directors of the Company and will be voted in accordance with the undersigned’s instructions set forth herein.  If no instructions are provided, this proxy will be voted “FOR” the proposal described below.  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION.

PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO RESTATED ARTICLES OF INCORPORATION. To approve and adopt an amendment to our Restated Articles of Incorporation to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 100,000,000 to 150,000,000 shares.

☐           FOR                      ☐           AGAINST                ☐           ABSTAIN

With respect to any other item of business that properly comes before the meeting, the proxy holders are authorized to vote the undersigned’s shares in accordance with their best judgment.

☒Please mark your votes as indicated in this example.	Date: ____________________________________________________________________________________________________________ , 20__
Signature of stockholder
                            Signature of stockholder, if held jointly

Please sign your name as it appears on this proxy.  Joint owners each should sign.  When signing as trustee, administrator, executor, attorney, etc., please indicate your full title as such.  Corporations should sign in full corporate name by President or other authorized officer.  Partnerships should sign in full partnership name by authorized partner.

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Vote by Mail

Mark, sign, and date your proxy card and return it in the enclosed postage-paid envelope.

THANK YOU FOR VOTING.